SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 4, 2002
(Date of earliest event reported)

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-02287	95-1906306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway, San Jose, CA	95131-1017
(Address of principal executive offices)	(Zip Code)

(408) 233 0910

(Registrant’s telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

This amendment No. 1 of Current Report on Form 8-K/A amends Item 7 of the Current Report on Form 8-K dated October 4, 2002 and filed on October 8, 2002.

(a)	Financial statements of business acquired.

Historical financial statements of TrueTime, Inc. (A) as of June 30, 2002 and for the nine months ended June 30, 2002 and 2001 and (B) as of September 30, 2001 and 2000 and for each of the three years ended September 30, 2001, 2000 and 1999. Copies of such financial statements are attached hereto as Exhibit 99.1.

(b)	Pro forma financial information.

Unaudited pro forma combined financial statements of Symmetricom, Inc., TrueTime, Inc. and Datum, Inc. as of June 30, 2002 and for the year ended June 30, 2002. A copy of such financial information is attached hereto as exhibit 99.2.

(c)	Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Historical financial statements of TrueTime, Inc. (A) as of September 30, 2001 and 2000 and for each of the three years ended September 30, 2001, 2000 and 1999 and (B) as of June 30, 2002 and for the nine months ended June 30, 2002 and 2001.

99.2	Unaudited pro forma combined financial statements of Symmetricom, Inc., TrueTime, Inc. and Datum, Inc. as of June 30, 2002 and for the year ended June 30, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Symmetricom has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2002

SYMMETRICOM, INC.

By	/s/ THOMAS W. STEIPP
Thomas W. Steipp President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1
Historical financial statements of TrueTime, Inc. (A) as of June 30, 2002 and for the nine months ended June 30, 2002 and 2001 and (B) as of September 30, 2001 and 2000 and for each of the three years ended September 30, 2001, 2000 and 1999.

99.2	Unaudited pro forma combined financial statements of Symmetricom, Inc., TrueTime, Inc. and Datum, Inc. as of June 30, 2002 and for the year ended June 30, 2002.

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